UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2021

Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

47912 Halyard Drive, Suite 100, Plymouth, Michigan _____________________		48170 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(734) 656-3000 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HZN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
On April 19, 2021, Horizon Global Corporation (the “Company”) and certain of its subsidiaries entered into a Fourth Amendment to Loan and Security Agreement (the “ABL Amendment”) to amend the Loan and Security Agreement, dated as of March 13, 2020 (the “ABL Credit Agreement”), among Horizon Global Americas Inc. and Cequent Towing Products of Canada Ltd., as borrowers, the Company and certain subsidiaries of the Company, as guarantors, the lenders from time to time party thereto and Encina Business Credit, LLC, as agent for such lenders, as amended from time to time. The ABL Amendment, among other modifications, increased the maximum amount of credit available under the ABL Credit Agreement from $75,000,000 to $85,000,000.
Item 2.02     Results of Operations and Financial Condition.

On April 21, 2021, the Company issued a press release that provided preliminary sales information for the quarter ended March 31, 2021. A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 2.03     Creation of a Direct Financial Obligation.
The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press Release dated April 21, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	April 22, 2021	By:	/s/ Dennis E. Richardville
		Name:	Dennis E. Richardville
		Title:	Chief Financial Officer